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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): August 29, 2006



                         DIGITAL LIFESTYLES GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)



           DELAWARE                    000-27828                 13-3779546
 (State or Other Jurisdiction  (Commission File Number)         (IRS Employer
       of Incorporation)                                     Identification No.)


                             727 BREA CANYON ROAD #6
                            WALNUT, CALIFORNIA 91789
          (Address of Principal Executive Offices, Including Zip Code)

                                 (909) 869-0595
              (Registrant's Telephone Number, Including Area Code)

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             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

     On August 29, 2006, Leo Chen resigned as a member of Digital Lifestyles Group, Inc.'s board of directors.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



September 5, 2006               Digital Lifestyles Group, Inc.


                                By:      /s/ Andy Teng
                                         ---------------------------------------
                                Name:    Andy Teng
                                Its:     Chief Executive Officer and Director